BRANSON JEWELRY (USA), INC.
                          (A Development Stage Company)
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Exhibit 32.1 - Certifications
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                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report Branson Jewelry (USA), Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



/s/ D. Kevan Attwood
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D. Kevan Attwood
President, Chief Executive Officer,
Chief Financial Officer
and Director

























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FORM 10-QSB - June 30, 2003         Branson Jewelry (USA), Inc.         Page 15